Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Loss carryforwards	$ 30,945	$ 32,735
Shares in NCL Cruises Ltd.	81,715	64,618
Pension obligation	422	418
Other	113	140
Deferred tax assets, gross	113,195	97,911
Valuation allowance	(113,195)	(97,911)
Total net deferred taxes